Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Annual Report of Tessera Technologies, Inc., a Delaware corporation (the “Company”), on Form 10-K for the year ending December 31, 2005 as filed with the Securities and Exchange Commission (the “Report”), I, Bruce M. McWilliams, President and Chief Executive Officer of the Company, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/S/ BRUCE M. MCWILLIAMS

Bruce M. McWilliams
President and Chief Executive Officer
March 15, 2006

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Annual Report of Tessera Technologies, Inc, a Delaware corporation (the “Company”), on Form 10-K for the year ending December 31, 2005 as filed with the Securities and Exchange Commission (the “Report”), I, Michael A. Forman, Chief Financial Officer and Vice President of the Company, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/S/ MICHAEL A. FORMAN

Michael A. Forman
Vice President, Finance and Administration and Acting Chief Financial Officer
March 15, 2006